Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 21

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 21 (SA-21) To PURCHASE AGREEMENT NO. 03735, entered into as of January _14__, 2022 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, Boeing and Customer previously entered into that certain Letter Agreement No. AAL-PA-03735-LA-1106659R3 to the Purchase Agreement dated December 2, 2021 entitled [****] (the [****]) which revises the [****];
WHEREAS, Boeing and Customer previously entered into that certain Letter Agreement No. AAL-PA-03735-LA-1106651R3 (including Attachment A(R3) attached thereto) to the Purchase Agreement dated December 17, 2021 entitled [****], ([****]) which provides for, among other things, [****] and Customer’s [****];

    WHEREAS, [****] to the [****] Aircraft that Customer had previously [****] as set forth in Table 1R12, 1-2, and 1-3R6 to the Purchase Agreement, Customer has [****] (i) [****] ([****]) and (ii) [****] ([****]), in Attachment A(R3) to the [****] as shown in the table below, pursuant to the terms and conditions of the [****]:

PA 03735    SA-20, Page 1
BOEING PROPRIETARY

[****]	[****]
[****]	[****]
[****]	[****]
*[****]
**[****]

WHEREAS, Boeing and Customer agree that the [****]and the [****] are considered “[****]” for the purpose of the [****] and “Aircraft” as defined in the Purchase Agreement, and wish to [****] and [****] in the Purchase Agreement; and
WHEREAS, Boeing agrees to provide Customer the [****] ([****]) [****] as [****] with [****] in [****] based on the same terms and conditions as specified in the [****].

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-20 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-21 in the footer to reflect changes made to the Purchase Agreement by this SA-21. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.
2.1    Table 1-4. A new Table 1-4 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-21 in the footer is hereby incorporated into the Purchase Agreement to [****] and the [****] as “Aircraft” in the Purchase Agreement.
3. Letter Agreements.
3.1    Letter Agreement No. AAL-PA-03735-LA-1106650R4 entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106650R5 entitled [****] (attached hereto) ([****]) referencing SA-21 in the footer. The [****] is hereby incorporated into the Purchase Agreement.
3.2    Effective as of December 17, 2021, Letter Agreement No. AAL-PA-03735-LA-1106651R2 (including Attachment A(R2) attached thereto) entitled [****] is hereby deleted in its entirety and replaced with the [****] (attached hereto) referencing SA-21 in the footer. The [****] is hereby incorporated into the Purchase Agreement. For the avoidance of doubt, the [****] became of [****] and pursuant to Section 3.3 below is being replaced as of the Effective Date with [****]

PA 03735    SA-21, Page 2
BOEING PROPRIETARY

3.3    Effective as of the Effective Date, the [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1600073R4 (including Attachment A(R4) attached hereto) entitled [****] ([****]) referencing SA-21 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

    3.4    Effective as of December 2, 2021, Letter Agreement No.AAL-PA-03735-LA-1106659R2, entitled [****] is hereby deleted in its entirety and replaced with the [****] (attached hereto) referencing SA-21 in the footer. Effective as of December 2, 2021, the [****] is hereby incorporated into the Purchase Agreement.

3.5    The parties agree that Attachments A and B to Letter Agreement No. AAL-PA-03735-LA-1106652 entitled [****] will be [****] by Customer of the [****] and the [****] as part of the next supplemental agreement to the Purchase Agreement executed by the parties.

4.[****].
[****] for the [****] and [****], and [****] for the [****] 737-8 [****] aircraft totaling [****] ([****]) are [****] per Section 5.3 of the [****] and as specified in [****] entitled [****], as summarized below:
4.1With respect to each [****], the [****] upon execution of this SA-21 is [****] of the [****] specified in Table 1-4 to the Purchase Agreement for the [****]; and
4.2    With respect to each [****], the [****] upon execution of this SA-21 is [****] of the [****] specified in Table 1-4 to the Purchase Agreement for the [****].

4.3     With respect to each [****], [****] upon execution of this SA-21 as specified in [****].
5.Miscellaneous.
5.1     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-4, the [****], the [****], the [****], and the [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
5.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2” or “Table 1(R4) and Table 1-2”, “Table 1R5 and Table 1-2”, “Table 1R6, Table 1-2, and Table 1-3”, “Table 1R7, Table 1-2, and Table 1-3R1”,“Table 1R8, Table 1-2, and Table 1-3R2”, “Table 1R9, Table 1-2, and Table 1-3R3”, “Table 1R10, Table 1-2, and Table 1-3R4”, “Table 1R11, Table 1-2, and Table 1-3R5”, “Table 1R12, Table 1-2 and Table 1-3R6” are deemed to refer to “Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”.

PA 03735    SA-21, Page 3
BOEING PROPRIETARY

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
5.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106650R4	Letter Agreement No. AAL-PA-03735-LA-1106650R5
Letter Agreement No. AAL-PA-03735-LA-1106651R2	Letter Agreement No. AAL-PA-03735-LA-1106651R3
Letter Agreement No. AAL-PA-03735-LA-1106651R3	Letter Agreement No. AAL-PA-03735-LA-1106651R4
Letter Agreement No. AAL-PA-03735-LA-1106659R2	Letter Agreement No. AAL-PA-03735-LA-1106659R3
5.4    The parties agree that this SA-21 constitutes the “Limited Scope Supplemental Agreement” as defined in the [****] with respect to the[****] and the [****].

Intentionally Left Blank
PA 03735    SA-21, Page 4
BOEING PROPRIETARY

AGREED AND ACCEPTED this

January 14, 2022
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP Treasurer
Title	Title

PA 03735    SA-21, Page 5
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6 1-4	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19 21
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R5	[****]	21
LA-1106651R4	[****]	21
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	Most Favored Customer – 737 MAX	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-21
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LA-1106658	[****]
LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                 5
LA-1603773 [****]                     5
LA-1605402 [****]                                 6
LA-1700919     [****]                                     7
LA-1801206     [****]                             9
LA-2002704 [****]                                 11
LA-2002743 [****]                                 11
LA-2003342     [****]                                     11
LA-2003486     [****]                                     14

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-21
BOEING PROPRIETARY

TABLE OF CONTENTS, continued
Table 1-4 To
Purchase Agreement No. PA-03735
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	[****] pounds		Detail Specification:			[****] External
Engine Model/Thrust:		CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]
Seller Purchased Equipment (SPE) Estimate:			$[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]
Deposit per Aircraft:			$[****]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Nominal Delivery	Adv Payment Base	At Signing	[****]	[****].	Total
Date	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****] -2023	4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****] -2024	2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
Total:	6
AAL-PA-03735 118070-1F.txt    BOEING PROPRIETARY    SA-21        Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106650R5
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1.[****].
[****]:

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
2.[****].
    [****]
AAL-PA-03735-LA-1106650R5    SA-21
Advance Payment Matters    LA Page 1 of 6
BOEING PROPRIETARY

3.[****].
3.1[****]
3.1.1[****]
3.2For the avoidance of doubt, the following [****] shall apply;
3.2.1For Aircraft in Table 1R12, [****];
3.2.2For Aircraft in Table 1-2, [****];
3.2.3For Aircraft in Table 1-3R6, [****];
3.2.4    For Aircraft in Table 1-4 and [****], [****].
4.[****].
4.1Notwithstanding anything in Sections 1 through 3 above or the [****], Customer will [****] for the [****] of Supplemental Agreement No. 9, and [****]. The 2nd [****]. All [****].
4.2Notwithstanding anything to the contrary in this Letter Agreement, [****].

5.[****].
5.1[****], as defined in Letter Agreement AAL-PA-03735-LA-2002743, [****] ([****] Letter), and notwithstanding anything in Sections 1 through 3 above, or the [****] ([****]), Customer will [****] as follows:
    5.1.2    Boeing acknowledges that Customer has previously [****] and Boeing will [****] (the [****]) per [****] as defined in the following table in accordance with and subject to the terms and conditions of the Purchase Agreement:

[****]	[****]
[****] (Per Attachment A)	[****]
[****] (Per Attachment A)	[****]
5.2 For each [****] for which the [****] (as defined in the [****]) was [****], Customer will [****] a [****] to Boeing, at [****] ([****]) [****] to the [****] (as set forth in Attachment A), in the [****] of the [****] between [****] of the [****] ([****]) and the [****] Aircraft.
5.2.1 The [****] for each of the [****] Aircraft for which the applicable [****] was [****] will be based on the [****] (as defined in the [****]).
5.2.2 [****] will be [****] and not [****] by Boeing or [****] by Customer for the [****] the [****] defined in the Purchase Agreement and the [****] schedule set forth in this paragraph 5 for the [****] Aircraft for which the applicable [****] was [****].
AAL-PA-03735-LA-1106650R5    SA-21
Advance Payment Matters    LA Page 2 of 6
BOEING PROPRIETARY

6.     Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
7.Assignment.
5.1Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
5.2[****]
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106650R5    SA-21
Advance Payment Matters    LA Page 3 of 6
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 14, 2022

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Treasurer

AAL-PA-03735-LA-1106650R5    SA-21
Advance Payment Matters    LA Page 4 of 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, and Table 1-3R6 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar years [****] are listed in Attachment A(R3) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment A(R3) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R3) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
AAL-PA-03735-LA-1106651R3
[****]    Page 1of 5
BOEING PROPRIETARY

4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R3) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****].
5.2[****].
5.3[****].
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Notwithstanding Section 7.1 above, the [****] for the following [****] in Attachment A(R3) of this letter Agreement are as follows:

[****]	[****]

[****]	[****]

7.3Notwithstanding Section 7.1 above, the [****] for the following [****] in Attachment A(R3) of this letter Agreement are as follows:

[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]

8.[****].
8.1[****].
8.2Notwithstanding Section 8.1 above to the contrary, with respect to the [****], the following terms will apply.
8.2.1Execution of this Letter Agreement [****].
AAL-PA-03735-LA-1106651R3
[****]    Page 2 of 5
BOEING PROPRIETARY

8.2.2    [****].
8.3     Notwithstanding Section 8.1 above, [****], the following terms will apply:
    8.3.1    [****].
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

(Intentionally Left Blank)
AAL-PA-03735-LA-1106651R3
[****]    Page 3 of 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY /s/ The Boeing Company

By:	The Boeing Company

Its:	Attorney-In-Fact

AND AGREED TO this

Date:	December 17, 2021

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03735-LA-1106651R3
[****]    Page 4 of 5
BOEING PROPRIETARY

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]	2Q17 External Fcst
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2023	4	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	4	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	42

AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R4
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar years [****] are listed in Attachment A(R4) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment A(R4) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R4) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
AAL-PA-03735-LA-1106651R4    SA-21
[****]    Page 1of 5
BOEING PROPRIETARY

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R3) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****]
5.2[****]
5.3[****]
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Notwithstanding Section 7.1 above, the [****] for the following [****] in Attachment A(R3) of this letter Agreement are as follows:

[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]

8.[****]
8.1[****]
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Notwithstanding Section 8.1 above, [****], the following terms will apply:
    8.3.1    [****].
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

(Intentionally Left Blank)

AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 14, 2022

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Treasurer

AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R4) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]	2Q17 External Fcst
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2023	4	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R4) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

Attachment A(R4) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total	40
AAL-PA-03735 118070-1F.txt    Boeing Proprietary        SA-21

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106659R3

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.
11.Definitions.
11.1[****].
11.2Covered Aircraft shall mean those Aircraft identified on Table 1R12, Table 1-2, and Table 1-3R6 to the Purchase Agreement (as may be amended from time to time), any [****] pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652 entitled “[****]” and any [****] in which Customer exercises its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651R2 entitled “[****]”.
11.3Performance Period shall mean [****]. The Performance Period [****].
11.4Promotional Support shall mean mutually agreed marketing and promotion programs that [****], such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.
11.5Qualifying Third Party Fees shall mean [****] during the Performance Period to [****] for [****] the Performance Period.
12.Commitment.
[****].
AAL-PA-03735-LA-1106659R3
[****]     Page 1 of 4
BOEING PROPRIETARY

13.Methods of Performance.
13.1[****].
13.2[****].
13.3[****].
14.Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.
15.Supplemental Agreement.

This amended Letter Agreement will be added at the next available supplemental agreement to the Purchase Agreement. For the avoidance of doubt, the parties agree that regardless of when this amended Letter Agreement is incorporated into the Purchase Agreement via a supplemental agreement, this amended Letter Agreement is effective and in full force and effect upon execution by both parties (and such effective date is memorialized on the signature page below).
16.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
17.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

(Intentionally Left Blank)
AAL-PA-03735-LA-1106659R3    SA-21
[****]    Page 2 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 2, 2021

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03735-LA-1106659R3    SA-21
[****]    Page 3 of 4
BOEING PROPRIETARY